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                                                                   EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cumberland Bancorp, Incorporated (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Herrington, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Richard Herrington
-----------------------------------------
Richard Herrington
President and Chief Executive Officer
May 15, 2003


A signed original of this written statement required by Section 906 has been provided to Cumberland Bancorp, Incorporated and will be retained by Cumberland Bancorp, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.